UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2008

The Shaw Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana		70809
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	225-932-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 15, 2008, The Shaw Group Inc., a Louisiana corporation (the "Company") entered into Amendment No. 6 dated October 15, 2008 ("Amendment No. 6") to that certain Credit Agreement dated April 25, 2005, among the Company, as borrower; BNP Paribas, as administrative agent; BNP Paribas Securities Corp., as joint lead arranger and sole bookrunner; Bank of Montreal, as joint lead arranger; Credit Suisse First Boston, acting through its Cayman Islands branch, as co-syndication agent; UBS Securities LLC, as co-syndication agent; Regions Bank as co-documentation agent, Merrill Lynch Pierce, Fenner & Smith, Incorporated, as co-documentation agent, the guarantors signatory thereto and the other lenders signatory thereto (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 28, 2005) (the "Credit Agreement"), as previously amended by Amendment No. 1 dated October 3, 2005 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 4, 2005) ("Amendment No. 1"), Amendment No. 2 dated February 27, 2006, (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 28, 2006) ("Amendment No. 2"), Amendment No. 3 dated June 20, 2006 ("Amendment No. 3"), Amendment No 4 dated October 13, 2006, (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 18, 2006) ("Amendment No. 4"), and Amendment No. 5 dated January 14, 2008, (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 18, 2008) ("Amendment No. 5" and, together with Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, and Amendment No. 6, the "Amended Credit Agreement"). Capitalized terms not defined herein have the meanings specified in the Amended Credit Agreement.

Amendment No. 6 to the Credit Agreement, among other things, (1) extends the termination date for the Amended Credit Agreement from April 25, 2010 to April 25, 2011 with respect to the extending lenders that agree to such extension by executing Amendment No. 6 or another acceptable written acknowledgment of the termination date extension, (2) maintains the termination date of April 25, 2010 for the non-extending lenders that do not consent to the extension described in clause (1) above, (3) permits the Company and its subsidiaries to grant liens on cash collateral in an aggregate amount not to exceed $200,000,000 to secure payment in respect of letters of credit, and (4) permits guaranties by the Company or any of its subsidiaries of certain types obligations of up to $120,000,000 of joint ventures that manufacture modular units for nuclear facilities in Lake Charles, Louisiana.

Any amounts outstanding under the Amended Credit Agreement on April 25, 2010 with respect to the non-extending lenders will be payable in full to the non-extending lenders on such date. The Amended Credit Agreement will expire on April 25, 2011, and any amounts then outstanding under the Amended Credit Agreement will be payable in full to the extending lenders on such date. The Amended Credit Agreement is secured by, among other things: (1) a first priority security interest in all of the Company’s tangible and intangible assets (including, without limitation, equipment, real estate and intellectual property) and a pledge of all of the Company’s domestic capital stock and the capital stock of its guarantor subsidiaries; (2) guarantees by the Company’s domestic subsidiaries; and (3) 66% of the capital stock in certain of the Company’s foreign subsidiaries.

The foregoing is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 20, 2008, the Company issued a press release announcing its entry into Amendment No. 6 to the Credit Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as previously set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished (in the case of Exhibit 99.1) with this Current Report on Form 8-K.

10.1 Amendment No. 6 dated October 15, 2008, among the Company, as borrower; the subsidiaries of the Company signatories thereto, as guarantors; BNP Paribas, as administrative agent; BNP Paribas Securities Corp., as joint lead arranger and sole bookrunner; Bank of Montreal, as joint lead arranger; Credit Suisse First Boston, acting through its Cayman branch, as co-syndication agent; UBS Securities LLC, as co-syndication agent; and the other lenders signatory thereto.

99.1 Press release dated October 20, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Shaw Group Inc.

October 20, 2008	By:	Clifton S. Rankin

Name: Clifton S. Rankin
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 6 dated October 15, 2008, among the Company, as borrower; the subsidiaries of the Company signatories thereto, as guarantors; BNP Paribas, as administrative agent; BNP Paribas Securities Corp., as joint lead arranger and sole bookrunner; Bank of Montreal, as joint lead arranger; Credit Suisse First Boston, acting through its Cayman branch, as co-syndication agent; UBS Securities LLC, as co-syndication agent; and the other lenders signatory thereto.
99.1	Press release dated October 20, 2008.